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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Veritas DGC Inc. (the "Company") for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Matthew D. Fitzgerald, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1.   The Form 10-Q fully complies with the requirements of
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 13, 2003
                                              /s/ Matthew D. Fitzgerald
                                              -------------------------
                                              Matthew D. Fitzgerald
                                              Chief Financial Officer